This amendment is being filed solely for the purpose of correcting the CUSIP identified in Part 1 following the change to the Company’s CUSIP in August 2021.

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 1-A and has duly caused this Offering Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Atlanta, State of Georgia, on January 25, 2022.

T STAMP INC.

/s/ Gareth Genner
Gareth Genner, Chief Executive Officer
Trust Stamp

The following persons in the capacities and on the dates indicated have signed this Offering Statement.

/s/ Gareth Genner
Gareth Genner, Chief Executive Officer, Director
Date: January 25, 2022

/s/ Alex Valdes
Alex Valdes, Principal Financial Officer, Principal Accounting Officer
Date: January 25, 2022

/s/ Andrew Gowasack
Andrew Gowasack, President, Director
Date: January 25, 2022

/s/ David Story
David Story, Director
Date: January 25, 2022

/s/ Joshua Allen
Joshua Allen, Director
Date: January 25, 2022

/s/ Kristin Stafford
Kristin Stafford, Director
Date: January 25, 2022

/s/ Berta Pappenheim
Berta Pappenheim, Director
Date: January 25, 2022